Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska

                                Table of Contents


    Article                                                          Page

           I      Classes of Business Reinsured                       3
          II      Commencement and Termination                        4
         III      Territory (BRMA 51A)                                4
          IV      Exclusions                                          4
           V      Retention and Limit                                 6
          VI      Reinstatement                                       6
         VII      Definitions                                         8
        VIII      Other Reinsurance                                  11
          IX      Florida Hurricane Catastrophe Fund                 11
           X      Claims                                             11
          XI      Salvage and Subrogation                            12
         XII      Reinsurance Premium                                12
        XIII      Contingent Commission                              13
         XIV      Offset (BRMA 36C)                                  14
          XV      Access to Records (BRMA 1D)                        14
         XVI      Liability of the Reinsurer                         14
        XVII      Net Retained Lines (BRMA 32E)                      14
       XVIII      Errors and Omissions (BRMA 14F)                    15
         XIX      Currency (BRMA 12A)                                15
          XX      Taxes (BRMA 50B)                                   15
         XXI      Federal Excise Tax (BRMA 17A)                      15
        XXII      Loss Reserves                                      16
       XXIII      Insolvency                                         17
        XXIV      Arbitration                                        18
         XXV      Service of Suit (BRMA 49C)                         19
        XXVI      Agency Agreement                                   20
       XXVII      Intermediary (BRMA 23A)                            20

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (hereinafter referred to as the "Reinsurer")



Article I - Classes of Business Reinsured

A. By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force on the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire, Allied Lines, Homeowners Multiple Peril (Sections I and II), Mobile Homeowners Multiple Peril (Sections I and II), Inland Marine, Earthquake, Private Passenger Automobile Liability and Physical Damage, Motorcycle Liability and Commercial Automobile Liability and Physical Damage and General Liability business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

B. It is understood that the classes of business reinsured under this Contract are deemed to include:

       1.Coverages required for non-resident drivers under the motor vehicle financial responsibility law or the motor vehicle compulsory insurance law or any similar law of any state or province, following the provisions of the Company's policies when they include or are deemed to include so-called "Out of State Insurance" provisions;

       2.Coverages required under Section 30 of the Motor Carrier Act of 1980 and/or any amendments thereto.


Article II - Commencement and Termination

A. This Contract shall become effective on July 1, 1999, with respect to losses arising out of loss events commencing on or after that date, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract at any June 30 by giving the other party not less than 90 days prior notice by certified mail.

C. If any contract year expires or if this Contract is terminated while a loss event covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss event had occurred prior to the expiration of such contract year or the termination of this Contract, provided that no part of such loss event is claimed against any subsequent contract year hereunder or any renewal or replacement of this Contract.

D. In the event negotiations for a renewal of this Contract are not completed by June 30 of any contract year, such contract year shall, at the Company's option, be extended by addendum to 15 months, and either party may then terminate this Contract on any September 30 by giving the other party not less than 60 days prior notice by certified mail.

E. "Contract year" as used in this Contract shall mean the period from July 1, 1999, to June 30, 2000, both days inclusive, and each respective 12-month period thereafter that this Contract continues in force. However, if a contract year is extended to 15 months as provided in paragraph D above, the contract year following such extended contract year shall be a nine-month period and each subsequent 12-month period shall be a separate contract year.


Article III - Territory (BRMA 51A)

The territorial limits of this Contract shall be identical with those of the Company's policies.


Article IV - Exclusions

A.    This Contract does not apply to and specifically excludes the following:

1. Reinsurance assumed by the Company, except inter-company reinsurance between any of the reinsured companies hereunder.

2.   Financial guarantee and insolvency.

3. Business written by the Company on a co-indemnity basis where the Company is not the controlling carrier.

4. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)," the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (Canada)," the "Nuclear Incident Exclusion Clause - Liability - Reinsurance (U.S.A.)" and the "Nuclear Incident Exclusion Clause - Liability - Reinsurance (Canada)" attached to and forming part of this Contract.

5. Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas. However, this exclusion shall not apply to residual market mechanisms, including but not limited to FAIR Plans, Joint Underwriting Associations, Assigned Risk Plans, or to Coastal Pools, Beach Plans or similar plans, however styled. It is understood and agreed, however, that this reinsurance does not include any increase in liability to the Company resulting from
     (a) the inability of any other participant in a residual market mechanism, including but not limited to a FAIR Plan, Joint Underwriting Association, Assigned Risk Plan, Coastal Pool, Beach Plan or similar plan, to meet its liability, or (b) any claim against such a residual market mechanism, including but not limited to a FAIR Plan, Joint Underwriting Association, Assigned Risk Plan, Coastal Pool, Beach Plan or similar plan, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund.

     Notwithstanding the foregoing, this exclusion shall not apply to loss assessments made against the Company by the Hawaii Hurricane Relief Fund or loss adjustment expenses incurred by the Company on Hawaii Hurricane Relief Fund policies issued by the Company.

6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

7. Seepage and pollution in accordance with the full ISO Seepage and Pollution Exclusion, except when such loss is due to explosion, hostile fire or as respects automobile liability due to collision or upset, unless otherwise restricted by state law. However, where a court renders an adverse judgment interpreting the ISO Exclusion wording, the Reinsurer will cover that portion of the judgment regarding losses due to pollution.

8.   Business produced under the New York Motorcycle Program.

B. The Company shall have the option to exclude a class of business subject to this Contract by providing the Reinsurer with prior written notice.


Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss event. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Event Limit" for that excess layer in Schedule A attached hereto, as respects any one loss event.

B. The Company shall purchase or be deemed to have purchased excess facultative reinsurance for Commercial Automobile Liability policies with limits exceeding $2,000,000.

C. If the Company's losses arising from the same cause are allocated to more than one loss event under the provisions of subparagraph C of Article VII, the Company's retention applicable to each such loss event shall be reduced by dividing the Company's retention by the number of such loss events (whether or not commencing during the term of this Contract) with pro rata consideration given depending on the primary policy limits or reinsurance retention of the individual policy periods affected. The Reinsurer's limit of liability applicable to such loss event for each such policy period shall be arrived at in the same manner.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance under the First Excess Per Event layer is exhausted by loss during any one contract year, the amount so exhausted shall be reinstated immediately from the time the loss event commences hereon. As respects loss events involving only property losses and at least two risks, for the first $1,000,000 so reinstated during any one contract year the Company shall pay reinstatement premium equal to $75,000 times the percentage of the loss event limit reinstated (based on the loss paid by the Reinsurer); for the second $1,000,000 so reinstated during the same contract year the Company shall pay reinstatement premium equal to $150,000 times the percentage of the loss event limit reinstated (based on the loss paid by the Reinsurer). As respects all other losses under the First Excess Per Event layer, the Company shall pay no additional premium.

B. In the event all or any portion of the reinsurance under the Second Excess Per Event layer is exhausted by loss during any one contract year, the amount so exhausted shall be reinstated immediately from the time the loss event commences hereon. For the first $1,000,000 so reinstated during any one contract year the Company shall pay reinstatement premium equal to 50% of the earned reinsurance premium for the Second Excess Per Event layer for that contract year (exclusive of reinstatement premium) times the percentage of the loss event limit reinstated (based on the loss paid by the Reinsurer); for the second $1,000,000 so reinstated during the same contract year the Company shall pay reinstatement premium equal to 100% of the earned reinsurance premium for the Second Excess Per Event layer for that contract year (exclusive of reinstatement premium) times the percentage of the loss event limit reinstated (based on the loss paid by the Reinsurer).

C. Whenever the Company requests payment by the Reinsurer of any loss hereunder for which reinstatement premium is due the Reinsurer, the Company shall submit a statement to the Reinsurer of such premium. If reinstatement premium is based on the earned reinsurance premium for the Second Excess Per Event layer for the contract year, and that premium has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the earned reinsurance premium for the contract year has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

D. Notwithstanding anything stated herein, the liability of the Reinsurer shall not exceed:

       1. As respects the First Excess Per Event layer, $3,000,000 as respects loss or losses arising out of loss events commencing during any one contract year and involving only property losses and at least two risks; and

       2. As respects the Second Excess Per Event layer, $3,000,000 as respects loss or losses arising out of loss events commencing during any one contract year.

Article VII - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

       1. "Loss in excess of policy limits" shall mean 90% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

       2. "Extra contractual obligations" shall mean 90% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

      Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss event" as used herein is defined as an accident, occurrence, a series of accidents or occurrences, claim made, loss discovered or any other circumstance that triggers coverage under the Company's original policies arising out of or caused by one event, except that:

1. As respects property losses subject hereto, all individual losses directly occasioned by any one disaster, occurrence or loss or series of disasters, occurrences or losses arising out of one occurrence which occurs anywhere in the world, but limited in the United States of America and Canada to any one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss event" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss event" shall be further defined as follows:

             a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same loss event. However, the loss event need not be limited to one state or province or states or provinces contiguous thereto.

             b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same loss event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

             c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to above) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss event."

             d. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks and melting snow) may be included in the Company's "loss event."

            Except for those "loss events" referred to in subparagraphs  (a) and
            (b) above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, occurrence or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one loss event.

            However, as respects those "loss events" referred to in subparagraphs (a) and (b) above, if the disaster, occurrence or loss occasioned by the occurrence is of greater duration than 72 consecutive hours, then the Company may divide that disaster, occurrence or loss into two or more "loss events," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, occurrence or loss.

            It is understood that losses arising from a combination of two or more perils as a result of the same occurrence shall be considered as having arisen from one "loss event." Notwithstanding the foregoing, the hourly limitations as stated above shall not be exceeded as respects the applicable perils and no single "loss event" shall encompass a time period greater than 168 consecutive hours.

       2. Losses arising from the date change to the year 2000, or any other date change, including leap year calculations, shall not in and of themselves be regarded as a "loss event" for purposes of this Contract. Such losses shall include any loss, damage, cost, claim or expense, whether preventative, remedial or otherwise, directly or indirectly arising out of or relating to:

             a. The calculation, comparison, differentiation, sequencing or processing of data involving the date change to the year 2000, or any other date change, including leap year calculations, by any computer system, hardware, program or software and/or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not; or

             b. Any change, alteration or modification involving the date change to the year 2000 or any other date change, including leap year calculations, to any such computer system, hardware, program or software or any microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the insured or not.

            This subparagraph 2 applies regardless of any other cause or event that contributes concurrently or in any sequence to the loss, damage, cost claim or expense.

            However, this subparagraph 2 shall not apply in respect of physical damage occurring at the insured's premises arising out of the perils covered by this Contract. None of the circumstances described in subparagraphs 2(a) and 2(b) above shall, in and of itself, constitute a loss event for purposes of this Contract.

D. "Policy period" as used herein shall mean the period from the inception or renewal date of the primary policy through the expiration, termination or first premium anniversary date of the policy, whichever first occurs. As respects continuous or greater than one year term policies, each premium anniversary date shall be considered the beginning of a new policy period.

E. "Loss adjustment expense" as used herein shall mean expenses allocable to the investigation, defense and/or settlement of specific claims, including litigation expenses, interest on judgments, and declaratory judgment expenses incurred in connection with claims under policies reinsured hereunder, but not including office expenses or salaries of the Company's regular employees.

F. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.


Article VIII - Other Reinsurance

The Company shall be permitted to carry other reinsurance, recoveries under which shall inure to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article IX - Florida Hurricane Catastrophe Fund

A. Any loss reimbursement the Company receives under the Florida Hurricane Catastrophe Fund (FHCF) as a result of loss events commencing during the term of this Contract shall be deemed to be salvage received by the Company in determining ultimate net loss under this Contract. If the salvage amount is based on the Company's losses in more than one loss event and the FHCF does not designate the amount allocable to each loss event, the salvage amount shall be prorated in the proportion that the Company's losses in each loss event bear to the Company's total losses arising out of all loss events to which the salvage applies. If, as a result of such salvage, the loss to the Reinsurer under any excess layer of this Contract in any one loss occurrence is less than the amount previously paid by the Reinsurer under that excess layer, the Company shall promptly remit the difference to the Reinsurer.

B.    Any  reimbursement  premiums or emergency  assessment  paid by the Company
      under  the  FHCF  shall  be  deemed  to  be  premiums   paid  for  inuring
      reinsurance.


Article X - Claims

A. Whenever a claim is reserved by the Company for an amount greater than its retention hereunder and/or whenever a claim appears likely to result in a claim under this Contract, the Company shall notify the Reinsurer. Further, the Company shall notify the Reinsurer whenever a claim involves a fatality, amputations or permanent loss of use of upper or lower extremities, spinal injuries resulting in partial or total paralysis of upper or lower extremities, brain injuries resulting in impairment of physical functions, severe burn cases, or any other injuries likely to result in a permanent disability rating of 50.0% or more, regardless of liability, if the policy limits or statutory benefits applicable to the claim are greater than the Company's retention hereunder. The Reinsurer shall have the right to participate, at its own expense, in the defense or control of any claim or suit or proceeding involving this reinsurance.

B. All claim settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid by the Company.


Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XII - Reinsurance Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract during each contract year, the Company shall pay the Reinsurer the greater of the following:

       1. The amount shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto as respects each contract year; or

       2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for each contract year.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of the amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto as respects each contract year, in four equal installments of the amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on July 1, October 1, January 1, and April 1 of each contract year.

C. In the event that a contract year is extended in accordance with the provisions of paragraph D of Article II, the amounts shown as "Annual Minimum Premium" and "Annual Deposit Premium" for each excess layer in Schedule A for such extended contract year shall be increased by 25.0%. The amounts shown as "Annual Minimum Premium" and "Annual Deposit Premium" for each excess layer in Schedule A for the nine-month contract year following an extended contract year shall be 75.0% of the amount shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto.

D. Within 60 days after the end of each contract year, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the contract year, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.


Article XIII - Contingent Commission
A. As respects the First Excess Per Event Layer only, the Reinsurer shall pay the Company a contingent commission equal to 25.0% of the net profit, if any, accruing to the Reinsurer during each accounting period defined herein. The first accounting period shall be from the effective date of this Contract through the end of the third contract year (as defined in paragraph E of Article II) hereunder, and each subsequent period of three consecutive contract years shall be a separate accounting period. However, if this Contract is terminated, the final accounting period shall be from the beginning of the then current accounting period through the date of termination.

B. The Reinsurer's net profit for each accounting period shall be calculated in accordance with the following formula, it being understood that a positive balance equals net profit and a negative balance equals net loss:

       1. Reinsurance premiums paid or payable for the First Excess Per Event layer for the accounting period;
            less

       2. Expenses incurred by the Reinsurer at 20.0% of reinsurance premiums paid or payable for the First Excess Per Event layer for the accounting period; less

       3. Losses incurred for the First Excess Per Event layer for the accounting period; less

       4. The Reinsurer's net loss, if any, from the immediately preceding accounting period.

C. The Company shall calculate and report the Reinsurer's net profit within 60 days after 24 months following the end of each contract year within each accounting period, within 60 days after the end of each accounting period, and within 60 days after the end of each 12-month period thereafter until all losses subject hereto have been finally settled. Each such calculation shall be based on cumulative transactions hereunder from the beginning of the accounting period through the date of calculation, including the Reinsurer's net loss, if any, from the immediately preceding accounting period. As respects the initial calculation referred to above, any contingent commission shown to be due the Company shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Company's report. As respects each subsequent calculation, any additional contingent commission shown to be due the Company shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Company's report. Any return contingent commission shown to be due the Reinsurer shall be paid by the Company with its report.

D. "Losses incurred" as used herein shall mean ceded losses and loss adjustment expense paid as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expense outstanding as of the same date, all as respects losses arising out of loss events commencing during the accounting period under consideration.


Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XVI - Liability of the Reinsurer

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.


Article XVII - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVIII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XIX - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XX - Taxes (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.


Article XXI - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XXII - Loss Reserves

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia or the Reinsurer has an A. M. Best rating equal to or below B++, the Reinsurer agrees to fund its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

       1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

       2. Escrow accounts for the benefit of the Company; and/or

       3.   Cash advances;

      if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

       1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

       2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

       3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

       4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

      In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1), or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXIII - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

Article XXIV - Arbitration

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at El Segundo, California unless otherwise mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXVI - Agency Agreement

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXVII - Intermediary (BRMA 23A)

E. W. Blanch Co., Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Inc., 3600 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Calabasas, California,       this ________ day of ____________ in the year ____.

                             ---------------------------------------------------
                             Condor Insurance Company
                             Amwest Surety Insurance Company
                             Far West Insurance Company

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska






                                          First                     Second
                                          Excess                    Excess

Company's Retention                     $1,000,000                $2,000,000

Reinsurer's Per Event Limit             $1,000,000                $1,000,000

Annual Minimum Premium                    $700,000                  $161,000

Premium Rate                                 2.75%                     0.60%

Annual Deposit Premium                  $1,000,000                  $230,000

Quarterly Deposit Premium                 $250,000                   $57,500




The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

U.S.A.

        NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

      1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

      2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I.    Nuclear reactor power plants including all auxiliary property on
               the site,  or  II.  Any  other  nuclear  reactor   installation,
               including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or
       III. Installations for fabricating complete fuel elements or for processing substantial quantities of
               "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or
        IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

      3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

           (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or
           (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

      4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

      5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

      6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

      7. Reassured to be sole judge of what constitutes:

           (a) substantial quantities, and (b) the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

           (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
           (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B

        NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE
                                     CANADA


1. This Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

           (a) nuclear reactor power plants including all auxiliary property on the site, or

           (b) any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

           (c) installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

           (d)    installations  other  than  those  listed in (c)  above  using
                  substantial   quantities  of  radioactive  isotopes  or  other
                  products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate:

           (a) where the Reinsured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

           (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reinsured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985(c), A-16 or by any law amendatory thereof.

7. Reinsured to be sole judge of what constitutes:

           (a)    substantial quantities, and

           (b)    the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, caused:

           (1) by any nuclear incident, as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

           (2)    by contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Reinsured, whether new, renewal or replacement, which become effective on or after December 31, 1992.

 U.S.A.

                 NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -
             REINSURANCE (Approved by Lloyd's Underwriters' Fire and
                             Non-Marine Association)

      (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

      (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

      Limited Exclusion Provision.*

         I.     It is agreed that the policy does not apply under any liability
                coverage, to   (injury, sickness, disease, death or destruction
                with respect to which an insured under the (bodily injury or property damage policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.
          II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only),  Comprehensive  Personal  Liability  Policies  (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.
          III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either (a) become effective on or after 1st May, 1960, or (b) become effective before that date and contain the Limited Exclusion Provision set out above;
                provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

      (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

             Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

      Broad Exclusion Provision.*

It is agreed that the policy does not apply:
         I. Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage
                (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
                (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (immediate medical or surgical relief to expenses incurred with respect (first aid, to (bodily injury, sickness, disease or death resulting from the hazardous properties of (bodily injury nuclear material and arising out of the operation of a nuclear facility by any person or organization.

III. Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage resulting from the hazardous properties of nuclear material, if
                (a)   the nuclear material (1) is at any nuclear facility owned
                      by, or  operated by or on behalf of, an insured or
                      (2) has been discharged or dispersed therefrom;
                (b)   the nuclear  material is  contained in spent fuel or waste at any time possessed,  handled, used, processed,  stored, transported  or disposed of by or on behalf of an insured;
                      or
                (c)   the(injury, sickness, disease, death or destruction arises out of the furnishing by an insured (bodily injury or
                      property damage
                      of services,  materials,  parts or equipment in connection with the planning, construction, maintenance, operation or use of any  nuclear  facility,  but if  such  facility  is
                      located   within  the  United   States  of  America,   its
                      territories,  or possessions or Canada, this exclusion (c)
                      applies only to (injury to or  destruction  of property at such nuclear facility (property damage to such nuclear
                      facility and any property thereat.
IV. As used in this endorsement:
                "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means (a) any nuclear reactor, (b) any equipment or device designed or used for (1) separating the isotopes of uranium or lutonium, (2) processing or utilizing spent fuel, or (3) handling processing or packaging waste,
                (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
                (d)  any  structure,   basin,  excavation,   premises  or  place
                     prepared or used for the storage or disposal of waste,
                and includes the site on which any of the  foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;
             ( With respect to injury to or destruction of property, the word "injury" or "destruction" ( "property damage" includes all forms of radioactive contamination of property. ( includes all forms of radioactive contamination of property.
         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to
                     (i) Garage and Automobile Policies issued by the Reassured on New York risks, or (ii) statutory liability insurance required under Chapter 90, General Laws of
                Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.
      (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association of the Independent Insurance Conference of Canada.



*NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

21/9/67
N.M.A. 1590

           NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE
                                     CANADA



1. This Agreement does not cover any loss or liability accruing to the Reinsured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber, or association.

2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of the following classes, namely,

               Personal Liability,
               Farmers Liability,
               Storekeepers Liability,

which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision: --

       Limited Exclusion Provision

       This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

       With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Reinsured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision: --

       Broad Exclusion Provision

       It is agreed that this Policy does not apply:

       (a)    to liability imposed by or arising under the Nuclear Liability
              Act; or

       (b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

       (c)    to  bodily  injury  or  property  damage  resulting   directly  or
              indirectly from the nuclear energy hazard arising from:

               (1) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

               (2) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

               (3) The possession, consumption, use, handling, disposal or transportation of fissionable substances or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be useable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

               (I)   The term "nuclear  energy  hazard"  means the  radioactive,
                     toxic,   explosive  or  other   hazardous   properties   of
                     radioactive material;

              (II) The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

             (III) The term "nuclear facility" means:

                     (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

                     (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

                     (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

                     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

                     and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

              (IV) The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

               (V) With respect to property, loss of use of such property shall be deemed to be property damage.






N.M.A. 1979

                                 Addendum No. 1

                                     to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



It is Hereby Agreed, effective October 1, 1999, that subparagraph 8 of paragraph A of Article IV - Exclusions - shall be deleted and the following substituted therefor:

  "8.   Business produced under the California and New York Motorcycle Program."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Calabasas, California,       this _____ day of _______________ in the year ____.

                             ---------------------------------------------------
                             Condor Insurance Company
                             Amwest Surety Insurance Company
                             Far West Insurance Company

                                 Addendum No. 1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                           Gerling Global Reinsurance
                             Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective October 1, 1999.

In  Witness   Whereof,   the  Subscribing   Reinsurer  by  its  duly  authorized
representative has executed this Addendum as of the date undermentioned at:

New York, New York,          this ____ day of _______________ in the year _____.

                             ---------------------------------------------------
                             Gerling Global Reinsurance Corporation of America

                                 Addendum No. 1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                  Hannover Ruckversicherungs-Aktiengesellschaft
                                Hannover, Germany
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective October 1, 1999.

In  Witness   Whereof,   the  Subscribing   Reinsurer  by  its  duly  authorized
representative has executed this Addendum as of the date undermentioned at:

Hannover, Germany,           this ____ day of _______________ in the year _____.

                             ---------------------------------------------------
                             Hannover Ruckversicherungs-Aktiengesellschaft

                                 Addendum No. 1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                         Hartford Fire Insurance Company
                              Hartford, Connecticut
                                       by
                             HartRe Company, L.L.C.
                              Hartford, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective October 1, 1999.

In  Witness   Whereof,   the  Subscribing   Reinsurer  by  its  duly  authorized
representative has executed this Addendum as of the date undermentioned at:

San Francisco, California,   this ____ day of _______________ in the year _____.

                             ---------------------------------------------------
                             HartRe Company, L.L.C.
             (for and on behalf of Hartford Fire Insurance Company)

                                 Addendum No. 1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                           PMA Reinsurance Corporation
                           Philadelphia, Pennsylvania
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective October 1, 1999.

In  Witness   Whereof,   the  Subscribing   Reinsurer  by  its  duly  authorized
representative has executed this Addendum as of the date undermentioned at:

Philadelphia, Pennsylvania,  this ____ day of _______________ in the year _____.

                             ---------------------------------------------------
                             PMA Reinsurance Corporation

                                 Addendum No. 1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective October 1, 1999.

In  Witness   Whereof,   the  Subscribing   Reinsurer  by  its  duly  authorized
representative has executed this Addendum as of the date undermentioned at:

New York, New York,          this ____ day of _______________ in the year _____.

                             ---------------------------------------------------
                             SOREMA North America Reinsurance Company

                                 Addendum No. 1

                                     to the

                       Interests and Liabilities Agreement

                                       of

                        Underwriters Reinsurance Company
                             Concord, New Hampshire
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                                Excess Per Event
                              Reinsurance Contract
                             Effective: July 1, 1999

                                    issued to

                            Condor Insurance Company
                              Calabasas, California
                         Amwest Surety Insurance Company
                                 Omaha, Nebraska
                                       and
                           Far West Insurance Company
                                 Omaha, Nebraska
             (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective October 1, 1999.

In  Witness   Whereof,   the  Subscribing   Reinsurer  by  its  duly  authorized
representative has executed this Addendum as of the date undermentioned at:

Calabasas, California,       this ____ day of _______________ in the year _____.

                             ---------------------------------------------------
                             Underwriters Reinsurance Company